Notes Payable	12 Months Ended
Dec. 31, 2011
Notes Payable [Abstract]
Notes Payable

(12) Notes Payable

At December 31, 2011, the Company had notes payable of $52.8 million. The Company had a $51.0 million outstanding balance of notes payable, with an interest rate of 4.50%, under a $76.0 million loan agreement ("Agreement") with unaffiliated banks. The Agreement consists of a $75.0 million revolving credit facility, maturing on October 26, 2012, and a $1.0 million term loan maturing on June 1, 2015. The Agreement was amended on October 28, 2011, effectively extending the maturity date on the revolving credit facility from October 28, 2011 to October 26, 2012 and increasing the availability under the credit facility from $50.0 million to $75.0 million. At December 31, 2011, $50.0 million was outstanding on the $75.0 million revolving credit facility. Borrowings under the Agreement that are considered "Base Rate Loans" will bear interest at a rate equal to the higher of (1) 450 basis points and (2) for the applicable period, the highest of (a) the federal funds rate plus 100 basis points, (b) the lender's prime rate plus 50 basis points, and (c) the Eurodollar Rate (as defined below) that would be applicable for an interest period of one month plus 150 basis points. Borrowings under the Agreement that are considered "Eurodollar Rate Loans" will bear interest at a rate equal to the higher of (1) the British Bankers Association's LIBOR rate for the applicable period plus 350 basis points (the "Eurodollar Rate") and (2) 450 basis points. A commitment fee is payable quarterly equal to 0.50% of the actual daily amount by which the lenders' commitment under the revolving note exceeded the amount outstanding under such facility.

The Agreement is secured by the stock of some of the banks and contains several restrictive covenants, including the maintenance of various capital adequacy levels, asset quality and profitability ratios, and certain restrictions on dividends and other indebtedness. At December 31, 2011, the Company is in compliance with all debt covenants. The Agreement is available to be utilized, as needed, to provide capital to fund continued growth at the Company's banks and to serve as an interim source of funds for acquisitions, common stock repurchases or other general corporate purposes.

As a result of the acquisition of Great Lakes Advisors, the Company assumed an unsecured promissory note to a Great Lakes Advisor shareholder ("Promissory Note") with an outstanding balance of $1.8 million as of December 31, 2011. Under the Promissory Note, the Company will make quarterly principal payments and pay interest at a rate of the federal funds rate plus 100 basis points. As of December 31, 2011, the current interest rate was 1.25%.